SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Event [Text Block]
SUBSEQUENT EVENT
In February 2016, additional bottling territories in North America met the criteria to be classified as held for sale. Therefore, we are required to record the related assets and liabilities at the lower of carrying value or fair value less any costs to sell based on the estimated sale price, which will result in a noncash loss of $296 million in 2016. This loss is primarily related to the write-down of intangible assets due to the accounting treatment for the contingent consideration that will be received in exchange for the grant of the exclusive territory rights. The Company expects these territories to be refranchised at various times throughout 2016. Refer to Note 2 for additional information about North America refranchising.
The following table presents information related to the major classes of assets and liabilities related to these additional territories, which were included in the Bottling Investments operating segment (in millions):

Inventories	$4
Prepaid expenses and other assets	1
Property, plant and equipment — net	62
Bottlers' franchise rights with indefinite lives	273
Goodwill	10
Other intangible assets	13
Allowance for reduction of assets held for sale	(296)
Total assets	$67
Accounts payable and accrued expenses	$1
Other liabilities	1
Deferred income taxes	19
Total liabilities	$21